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                                                         Exhibit 23.4

CONSENT OF Integreated Circuit Engineering

We consent to the reference of our firm under the caption "Our Business" in the Registration Statement (Form S-1) and related Prospectus of inSilicon Corporation for the registration of shares of its common stock.

   /s/ Integrated Circuit Engineering             Noreen Pfohl
                                                  ICE
17350 N. Hartford Drive                           2/10/00

Scottsdale, AZ 85255

February 10, 2000